UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2012

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.                      Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information regarding the impact of changes in the fair values of its derivative instruments on the results of operations for the three and twelve months ended December 31, 2011 and certain other information regarding its derivative instruments.

The following table summarizes non-hedge net derivative gains and losses that Pioneer expects to record in its earnings for the three and twelve months ended December 31, 2011:

DERIVATIVE GAINS, NET
(in thousands)

	Three Months Ended December 31, 2011	Twelve Months Ended December 31, 2011
Noncash changes in fair value:
Oil derivative gains (losses)	$(188,726)	$68,376
Natural gas liquids (''NGL'') derivative gains	10,055	10,243
Gas derivative gains	133,832	179,787
Diesel derivative gains	888	270
Interest rate derivative losses	(2,990)	(33,206)
Total noncash derivative gains (losses), net	(46,941)	225,470

Cash settled changes in fair value:
Oil derivative losses	(1,358)	(36,664)
Natural gas liquids (''NGL'') derivative losses	(3,615)	(15,418)
Gas derivative gains	58,538	182,993
Diesel derivative gains	10	67
Interest rate derivative gains	-	36,304
Total cash derivative gains, net	53,575	167,282
Total derivative gains, net	$6,634	$392,752

Item 7.01                 Regulation FD Disclosure

Oil, NGL and gas price derivatives. The following table presents Pioneer’s open commodity oil, NGL and gas derivative positions as of January 13, 2012.

	Twelve Months Ending December 31,

	2012	2013	2014	2015

Average Daily Oil Production Associated with
Derivatives (Bbls):
Swap Contracts:
Volume	3,000	3,000	-	-
Price	$79.32	$81.02	$-	$-
Collar Contracts:
Volume	2,000	-	-	-
Price:
Ceiling	$127.00	$-	$-	$-
Floor	$90.00	$-	$-	$-
Collar Contracts with Short Puts:
Volume	41,610	39,000	17,000	-
Price:
Ceiling	$118.24	$118.96	$122.92	$-
Floor	$82.36	$85.08	$88.53	$-
Short Put	$66.52	$67.00	$71.47	$-
Average Daily NGL Production Associated with
Derivatives (Bbls):
Swap Contracts:
Volume	750	-	-	-
Index price (a)	$35.03	$-	$-	$-
Collar Contracts with Short Puts:
Volume	3,000	-	-	-
Index price (a):
Ceiling	$79.99	$-	$-	$-
Floor	$67.70	$-	$-	$-
Short Put	$55.76	$-	$-	$-
Average Daily Gas Production Associated with
Derivatives (MMBtu):
Swap Contracts:
Volume	105,000	67,500	50,000	-
Price (b)	$5.82	$6.11	$6.05	$-
Collar Contracts:
Volume	65,000	150,000	140,000	50,000
Price (b):
Ceiling	$6.60	$6.25	$6.44	$7.92
Floor	$5.00	$5.00	$5.00	$5.00
Collar Contracts with Short Puts:
Volume	170,000	45,000	60,000	30,000
Price (b):
Ceiling	$7.92	$7.49	$7.80	$7.11
Floor	$6.07	$6.00	$5.83	$5.00
Short Put	$4.50	$4.50	$4.42	$4.00
Basis Swap Contracts:
Permian Basin Index Swaps volume (c)	32,500	52,500	45,000	-
Price differential ($/MMBtu)	$(0.38)	$(0.23)	$(0.27)	$-
Mid-Continent Index Swaps volume (c)	50,000	30,000	30,000	-
Price differential ($/MMBtu)	$(0.53)	$(0.38)	$(0.27)	$-
Gulf Coast Index Swaps volume (c)	53,500	60,000	40,000	-
Price differential ($/MMBtu)	$(0.15)	$(0.14)	$(0.16)	$-
__________
(a)	Represents weighted average index price per Bbl of each NGL component.
(b)	Represents the NYMEX Henry Hub index price or approximate NYMEX Henry Hub index price based on historical differentials to the index price on the derivative trade date.
(c)
Represent swaps that fix the basis differentials between the indices price at which the Company sells its Permian Basin, Mid-Continent and Gulf Coast gas and the NYMEX Henry Hub index price used in gas derivative contracts.

Permian Basin roll adjustment swap derivatives.  The Company uses “roll adjustment” swap derivatives to mitigate the timing risk associated with the sales price of oil in the Permian Basin.  In the Permian Basin, the Company generally sells its oil at a sales price based on the calendar month average NYMEX price of oil during that month, plus an adjustment calculated as the weighted average spread between the NYMEX price for that delivery month and (i) the next month and (ii) the following month during the period when the delivery month is prompt.  The Company has roll adjustment swap derivatives for 3,000 Bbls per day of March 2012 through May 2012 oil sales and for 3,000 Bbls per day of oil sales for the year 2013.  Under the terms of the roll adjustment swap derivatives, the Company pays the periodic variable roll adjustments and receives a fixed price of $0.28 per Bbl for March 2012 through May 2012 and $0.43 per Bbl for the year 2013.  The Permian Basin roll adjustment swap derivatives are not included in the table presented above.

Diesel price derivatives.  The Company has 250 Bbls of diesel derivative swap contracts for 2012 at an average per Bbl fixed price of $119.70.  The diesel derivative swap contracts are priced at an index that is highly correlated to the prices that the Company incurs to fuel its drilling rigs and fracture stimulation fleet equipment.  The Company purchases diesel derivative swap contracts to mitigate fuel price risk.  The Company's diesel derivative swap contracts are not included in the table presented above.

Interest rate derivatives.  The Company has interest rate derivative contracts that lock in, through August 2012, a fixed forward 10-year annual interest rate of 3.06% on $200 million notional amount of debt.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services and personnel required to complete the Company's operating activities, access to and availability of transportation, processing and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility, derivative contracts and joint ventures and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, international operations, and associated international political and economic instability, and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief
Accounting Officer

Dated: January 18, 2012